UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

July 22, 2026

Date of Report (Date of earliest event reported)

____________________

Progress Software Corporation

PROGRESS SOFTWARE CORP /MA

(Exact name of registrant as specified in its charter)

Delaware	0-19417	04-2746201
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

15 Wayside Road, Suite 400

Burlington, Massachusetts 01803

(Address of principal executive offices, including zip code)

(781) 280-4000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRGS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 22, 2026, Progress Software Corporation (“Progress”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Domo, Inc., a Delaware corporation (the “Seller”), pursuant to which Progress has agreed to acquire substantially all of the assets and employees, excluding the Seller’s net operating loss carryforwards, and assume certain liabilities of the Seller used in the operation of its business of providing software platforms, applications, tools and related technologies for business intelligence, data visualization, reporting and dashboarding, data integration and analytics, embedded and distributed analytics, workflow and process automation, AI-powered data products and AI agents, and data governance and data management, in each case delivered on a cloud-based, hosted, on premises or hybrid basis to enterprise, commercial and governmental customers (the “AI and Data Platform Business”). The transactions contemplated by the Purchase Agreement are collectively referred to as the “Transaction”.

At the closing of the Transaction (the “Closing”), Progress will acquire the AI and Data Platform Business for an aggregate purchase price of approximately $400 million, subject to (i) a downward adjustment equal to the amount by which the cash acquired by Progress at Closing is less than $25 million and (ii) an adjustment for indebtedness of the AI and Data Platform Business or the purchased assets that remains outstanding and is not repaid at or prior to the Closing (the “Purchase Price”). The Purchase Price will be paid for with a combination of cash and an existing revolving credit facility.

Each of Progress and the Seller have made customary representations, warranties and covenants in connection with the Transaction. The obligations of Progress and the Seller to consummate the Transaction are subject to the satisfaction or waiver of certain customary conditions, including, among other things, the expiration or termination of the applicable waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, and the filing with the SEC of an information statement relating to the approval of the Transaction by a requisite majority of stockholders of the Seller. There is no financing condition to consummate the Transaction. The Purchase Agreement also provides each of Progress and the Seller with customary termination rights.

The Purchase Agreement contains representations and warranties that the parties made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Purchase Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Purchase Agreement. In addition, such representations and warranties: (i) may not be accurate or complete as of any specified date; (ii) are modified and qualified in important part by the underlying disclosure schedules; (iii) may be subject to a contractual standard of materiality different from those generally applicable to investors; or (iv) may have been used for the purpose of allocating risk among the parties to the Purchase Agreement, rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Progress’s public disclosures. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information.

The foregoing descriptions of the Purchase Agreement and the Transaction do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Voting and Support Agreement

Concurrently with the execution and delivery of the Purchase Agreement, Progress entered into a Voting and Support Agreement (the “Support Agreement”) with stockholders of the Seller holding sufficient voting power to approve the Transaction under applicable law and the Seller's organizational documents, pursuant to which such stockholders agreed, among other things, to execute and deliver a written consent approving and adopting the Purchase Agreement and the Transaction and to comply with certain transfer and other restrictions with respect to their shares of the Seller’s common stock, in each case subject to the terms and conditions of the Support Agreement. Following delivery of such written consent, no further approval of the Seller’s stockholders is required to approve the Transaction.

Item 2.02.	Results of Operations and Financial Condition.

On July 22, 2026, Progress issued a press release (the “Press Release”) which provided an update on its previously issued guidance for the third fiscal quarter of 2026. The Press Release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in or incorporated by reference into this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

The Press Release also announced the execution of the Purchase Agreement. The Press Release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Furnished herewith as Exhibit 99.2 and incorporated into this Item 7.01 by reference is an investor presentation that will be used by Progress in connection with an investor call taking place on July 22, 2026, at 5:00 p.m. Eastern time. An audio recording of the investor call and a copy of the investor presentation will be made available on the Investor Relations page of Progress’ website.

The information set forth in or incorporated by reference into this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this Current Report include, but are not limited to, statements regarding Progress’ ability to consummate the Transaction. Risks, uncertainties and other important factors that could cause actual results to differ from those expressed or implied in the forward looking statements include: Progress’ ability to close the Transaction, the expected time of closing or the expected benefits therefrom; uncertainties as to the effects of disruption from the acquisition of the AI and Data Platform Business making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of Progress’ or the Seller’s control; transaction costs; actual or contingent liabilities; uncertainties as to whether anticipated synergies or tax benefits will be realized; and uncertainties as to whether the AI and Data Platform Business will be successfully integrated with Progress' business. For further information regarding risks and uncertainties associated with Progress' business, please refer to Progress' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended November 30, 2025, and its Quarterly Reports on Form 10-Q for the fiscal quarters ended February 28, 2026 and May 31, 2026. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of July 22, 2026, by and between Domo, Inc., a Delaware corporation and Progress Software Corporation*
99.1	Press Release, dated July 22, 2026
99.2	Investor Presentation, dated July 22, 2026
104	Cover Page Interactive Data file (embedded within the Inline XBRL document)

* The schedules to the Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Registrant will furnish copies of such schedules to the Securities and Exchange Commission upon request by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Progress Software Corporation
Date: July 22, 2026
	By:	/s/ YUFAN STEPHANIE WANG
YuFan Stephanie Wang
Chief Legal Officer and Corporate Secretary